CAMDEN PROPERTY TRUST ANNOUNCES 2015 OPERATING RESULTS,
7.1% DIVIDEND INCREASE AND 2016 FINANCIAL OUTLOOK

Houston, TEXAS (January 28, 2016) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and twelve months ended December 31, 2015.

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”), and Net Income Attributable to Common Shareholders (“EPS”) for the three and twelve months ended December 31, 2015 are detailed below.

	Three Months Ended		Twelve Months Ended
	December 31		December 31
Per Diluted Share	2015	2014	2015	2014
FFO	$1.20	$0.99	$4.54	$4.18
AFFO	$1.01	$0.79	$3.83	$3.52
EPS	$0.67	$1.98	$2.76	$3.27

A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

Same Property Results

	Quarterly Growth	Sequential Growth	Year to Date Growth
	4Q15 vs. 4Q14	4Q15 vs. 3Q15	2015 vs. 2014
Revenues	5.4%	0.0%	5.2%
Expenses	4.8%	(4.0)%	5.1%
Net Operating Income ("NOI")	5.7%	2.3%	5.2%

	4Q15	4Q14	3Q15
Occupancy	95.5%	95.6%	96.0%

“We are pleased to report another solid quarter of results for our company,” said Richard J. Campo, Camden’s Chairman and CEO. “Our 2015 FFO totaled $4.54 per share, the highest level achieved in our 23 years of operations, driven by strong revenue and NOI growth at our communities. We expect 2016 to be another very good year for Camden and the multifamily industry.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2014. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Construction was completed during the quarter at Camden Paces located in Atlanta, GA and Camden Southline in Charlotte, NC. Lease-up was completed at Camden Hayden in Tempe, AZ.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Cost	Owned	as of 1/24/2016
Camden Southline	Charlotte, NC	266	$47.2	31.3%	91%
Camden Flatirons	Denver, CO	424	79.2	100%	88%
Camden Paces	Atlanta, GA	379	117.5	100%	77%
Camden Glendale	Glendale, CA	303	113.2	100%	69%
TOTAL		1,372	$357.1

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Budget	Owned	as of 1/24/2016
Camden Chandler	Chandler, AZ	380	$73.0	100%	62%
Camden Gallery	Charlotte, NC	323	58.0	100%
Camden Victory Park	Dallas, TX	423	82.0	100%
The Camden	Los Angeles, CA	287	145.0	100%
Camden Lincoln Station	Denver, CO	267	56.0	100%
Camden NoMa II	Washington, DC	405	115.0	100%
Camden Shady Grove	Rockville, MD	457	116.0	100%
Camden McGowen Station	Houston, TX	315	90.0	100%
TOTAL		2,857	$735.0

Acquisition/Disposition Activity
During the quarter the Company acquired a 5.8-acre land parcel in Gaithersburg, MD for $13.3 million for the future development of approximately 365 apartment homes. The Company also disposed of Camden Providence Lakes, a 260-home community in Brandon, FL for $33.0 million.

Quarterly Dividend Declaration
Camden’s Board of Trust Managers declared a first quarter 2016 dividend of $0.75 per common share, which is a 7.1% increase over the Company’s prior quarterly dividend of $0.70 per share. The dividend is payable on April 18, 2016 to holders of record as of March 31, 2016. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company’s past performance and future prospects, as described in this press release.

Earnings Guidance
Camden provided initial earnings guidance for 2016 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2016 as detailed below.

Per Diluted Share	1Q16	2016
FFO	$1.16 - $1.20	$4.75 - $4.95
EPS	$0.41 - $0.45	$1.71 - $1.91

Same Property Growth	2016 Range	2016 Midpoint
Revenues	4.10% - 5.10%	4.6%
Expenses	4.30% - 5.30%	4.8%
NOI	3.50% - 5.50%	4.5%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2016 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, January 29, 2016 at 11:00 a.m. Central Time to review its fourth quarter and full-year 2015 results and discuss its outlook for future performance. To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 9020765, or join the live webcast of the conference call by accessing the Investors section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 172 properties containing 59,792 apartment homes across the United States. Upon completion of 8 properties under development, the Company’s portfolio will increase to 62,649 apartment homes in 180 properties. Camden was recently named by FORTUNE® Magazine for the eighth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #10.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
OPERATING DATA
Property revenues
Rental revenues	$197,647	$188,225	$769,108	$731,874
Other property revenues	32,011	28,234	123,820	112,104
Total property revenues	229,658	216,459	892,928	843,978

Property expenses
Property operating and maintenance	55,299	53,014	219,831	211,253
Real estate taxes	25,111	23,415	101,885	94,055
Total property expenses	80,410	76,429	321,716	305,308

Non-property income
Fee and asset management	1,916	2,531	6,999	9,832
Interest and other income	289	80	597	842
Income/(loss) on deferred compensation plans	1,607	2,003	(264)	3,937
Total non-property income	3,812	4,614	7,332	14,611

Other expenses
Property management	5,833	5,581	23,761	22,689
Fee and asset management	1,318	1,595	4,742	5,341
General and administrative	13,113	20,595	46,233	51,005
Interest (a)	23,740	24,846	97,312	94,906
Depreciation and amortization	65,886	61,539	257,082	237,346
Expense/(benefit) on deferred compensation plans	1,607	2,003	(264)	3,937
Total other expenses	111,497	116,159	428,866	415,224

Gain on sale of operating properties, including land	19,096	155,680	104,288	159,289
Impairment associated with land holdings	—	—	—	(1,152)
Equity in income of joint ventures	1,681	1,134	6,168	7,023
Income from continuing operations before income taxes	62,340	185,299	260,134	303,217
Income tax expense	(538)	(675)	(1,872)	(1,903)
Net income	61,802	184,624	258,262	301,314
Less income allocated to non-controlling interests from continuing operations	(1,209)	(6,126)	(8,947)	(9,225)
Net income attributable to common shareholders	$60,593	$178,498	$249,315	$292,089

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$61,802	$184,624	$258,262	$301,314
Other comprehensive income
Unrealized loss on cash flow hedging activities	—	—	—	(417)
Unrealized gain (loss) and unamortized prior service cost on post retirement obligation	357	(970)	357	(970)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	37	25	149	74
Comprehensive income	62,196	183,679	258,768	300,001
Less income allocated to non-controlling interests from continuing operations	(1,209)	(6,126)	(8,947)	(9,225)
Comprehensive income attributable to common shareholders	$60,987	$177,553	$249,821	$290,776

PER SHARE DATA
Total earnings per common share – basic	$0.67	$1.99	$2.77	$3.29
Total earnings per common share – diluted	0.67	1.98	2.76	3.27

Weighted average number of common shares outstanding:
Basic	89,175	88,683	89,120	88,084
Diluted	90,418	90,233	89,490	88,468

(a) All periods presented have been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$60,593	$178,498	$249,315	$292,089
Real estate depreciation and amortization	64,286	60,032	251,104	230,638
Adjustments for unconsolidated joint ventures	2,364	1,357	9,146	5,337
Income allocated to non-controlling interests	1,209	6,126	8,947	9,225
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	(18,870)	(155,680)	(104,015)	(155,680)
Funds from operations	$109,582	$90,333	$414,497	$378,043

Less: recurring capitalized expenditures (a)	(17,429)	(18,397)	(64,169)	(59,854)

Adjusted funds from operations - diluted	$92,153	$71,936	$350,328	$318,189

PER SHARE DATA
Funds from operations - diluted	$1.20	$0.99	$4.54	$4.18
Adjusted funds from operations - diluted	1.01	0.79	3.83	3.52
Distributions declared per common share	0.70	0.66	2.80	2.64

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,502	91,045	91,386	90,366

PROPERTY DATA
Total operating properties (end of period) (b)	172	168	172	168
Total operating apartment homes in operating properties (end of period) (b)	59,792	58,948	59,792	58,948
Total operating apartment homes (weighted average)	52,379	52,998	52,006	52,833

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
ASSETS
Real estate assets, at cost
Land	$1,048,685	$1,047,453	$1,034,649	$1,012,684	$1,003,422
Buildings and improvements	6,284,851	6,237,648	6,134,510	5,979,985	5,890,498
	7,333,536	7,285,101	7,169,159	6,992,669	6,893,920
Accumulated depreciation	(1,978,690)	(1,914,469)	(1,860,923)	(1,798,955)	(1,738,862)
Net operating real estate assets	5,354,846	5,370,632	5,308,236	5,193,714	5,155,058
Properties under development, including land	491,120	443,469	488,565	519,454	527,596
Investments in joint ventures	33,698	34,705	35,731	36,526	36,429
Properties held for sale	—	13,168	—	—	27,143
Total real estate assets	5,879,664	5,861,974	5,832,532	5,749,694	5,746,226
Accounts receivable – affiliates	25,100	25,053	25,855	25,652	25,977
Other assets, net (a)(b)	116,260	118,985	108,220	109,937	111,962
Cash and cash equivalents	10,617	10,375	16,508	174,353	153,918
Restricted cash	5,971	6,126	5,791	5,034	5,898
Total assets	$6,037,612	$6,022,513	$5,988,906	$6,064,670	$6,043,981

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured (b)	$1,824,930	$1,803,360	$1,761,793	$1,829,146	$1,828,485
Secured (b)	899,757	900,472	901,032	901,582	902,128
Accounts payable and accrued expenses	133,353	131,532	128,532	134,438	157,232
Accrued real estate taxes	45,223	57,642	43,905	23,269	39,149
Distributions payable	64,275	64,276	64,253	64,261	60,386
Other liabilities (c)	97,814	96,679	100,515	102,163	100,058
Total liabilities	3,065,352	3,053,961	3,000,030	3,054,859	3,087,438

Commitments and contingencies
Non-qualified deferred compensation share awards	78,593	72,316	69,791	69,902	68,134

Equity
Common shares of beneficial interest	976	976	976	976	976
Additional paid-in capital	3,662,696	3,660,482	3,657,537	3,656,105	3,667,448
Distributions in excess of net income attributable to common shareholders	(457,638)	(452,257)	(426,614)	(403,518)	(453,777)
Treasury shares, at cost	(386,793)	(387,114)	(387,172)	(388,181)	(396,626)
Accumulated other comprehensive loss (d)	(1,913)	(2,307)	(2,345)	(2,382)	(2,419)
Total common equity	2,817,328	2,819,780	2,842,382	2,863,000	2,815,602
Non-controlling interests	76,339	76,456	76,703	76,909	72,807
Total equity	2,893,667	2,896,236	2,919,085	2,939,909	2,888,409
Total liabilities and equity	$6,037,612	$6,022,513	$5,988,906	$6,064,670	$6,043,981

(a) Includes net deferred charges of:	$2,851	$3,077	$59	$43	$293

(b) All periods presented have been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.

(c) Includes deferred revenues of:	$1,768	$1,918	$843	$1,728	$1,848

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	2016 FINANCIAL OUTLOOK
AS OF JANUARY 28, 2016

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$4.75 - $4.95

"Same Property" Communities
Number of Units	47,894
2015 Base Net Operating Income	$523 million
Total Revenue Growth	4.10% - 5.10%
Total Expense Growth	4.30% - 5.30%
Net Operating Income Growth	3.50% - 5.50%
Impact from 1% change in NOI Growth is approximately $0.057 / share

Physical Occupancy	95.4%

Capitalized Expenditures
Recurring	$62 - $66 million
Revenue Enhancing Repositions (a)	$19 - $23 million

Acquisitions/Dispositions
Disposition Volume (consolidated on balance sheet)	$150 - $350 million
Acquisition Volume (consolidated on balance sheet)	$0 million

Development
Development Starts (consolidated on balance sheet)	$0 - $200 million
Development Spend (consolidated on balance sheet)	$200 - $300 million

Equity in Income of Joint Ventures (FFO)	$15 - $17 million

Non-Property Income
Non-Property Income, Net	$2 - $4 million
Includes: Fee and asset management income (including fees from joint ventures), net of expenses, and interest and other income

Corporate Expenses
General and administrative expense	$45 - $49 million
Property management expense	$24 - $26 million

Capital
Expected Capital Transactions	$250 million
Expensed Interest	$100 - $104 million
Capitalized Interest	$17 - $19 million

(a) Revenue Enhancing Repositions are capital expenditures that improve a community's competitive position, typically kitchen and bath upgrades or other new amenities.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document. Additionally, please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO
In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Net income attributable to common shareholders	$60,593	$178,498	$249,315	$292,089
Real estate depreciation and amortization	64,286	60,032	251,104	230,638
Adjustments for unconsolidated joint ventures	2,364	1,357	9,146	5,337
Income allocated to non-controlling interests	1,209	6,126	8,947	9,225
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	(18,870)	(155,680)	(104,015)	(155,680)
Funds from operations	$109,582	$90,333	$414,497	$378,043

Less: recurring capitalized expenditures	(17,429)	(18,397)	(64,169)	(59,854)

Adjusted funds from operations	$92,153	$71,936	$350,328	$318,189

Weighted average number of common shares outstanding:
EPS diluted	90,418	90,233	89,490	88,468
FFO/AFFO diluted	91,502	91,045	91,386	90,366

Earnings per common share - diluted	$0.67	$1.98	$2.76	$3.27
FFO per common share - diluted	$1.20	$0.99	$4.54	$4.18
AFFO per common share - diluted	$1.01	$0.79	$3.83	$3.52

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	1Q16	Range	2016	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.41	$0.45	$1.71	$1.91
Expected real estate depreciation and amortization	0.72	0.72	2.90	2.90
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Expected FFO per share - diluted	$1.16	$1.20	$4.75	$4.95

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2015	2014	2015	2014
Net income attributable to common shareholders	$60,593	$178,498	$249,315	$292,089
Less: Fee and asset management	(1,916)	(2,531)	(6,999)	(9,832)
Less: Interest and other income	(289)	(80)	(597)	(842)
Less: Income/(loss) on deferred compensation plans	(1,607)	(2,003)	264	(3,937)
Plus: Property management	5,833	5,581	23,761	22,689
Plus: Fee and asset management	1,318	1,595	4,742	5,341
Plus: General and administrative	13,113	20,595	46,233	51,005
Plus: Interest	23,740	24,846	97,312	94,906
Plus: Depreciation and amortization	65,886	61,539	257,082	237,346
Plus: Expense/(benefit) on deferred compensation plans	1,607	2,003	(264)	3,937
Less: Gain on sale of operating properties, including land	(19,096)	(155,680)	(104,288)	(159,289)
Less: Impairment associated with land holdings	—	—	—	1,152
Less: Equity in income of joint ventures	(1,681)	(1,134)	(6,168)	(7,023)
Plus: Income tax expense	538	675	1,872	1,903
Plus: Income allocated to non-controlling interests from continuing operations	1,209	6,126	8,947	9,225
Net Operating Income (NOI)	$149,248	$140,030	$571,212	$538,670

"Same Property" Communities	$133,716	$126,462	$520,132	$494,325
Non-"Same Property" Communities	11,364	7,855	37,375	19,280
Development and Lease-Up Communities	3,438	697	8,479	994
Dispositions/Other	730	5,016	5,226	24,071
Net Operating Income (NOI)	$149,248	$140,030	$571,212	$538,670

EBITDA

EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2015	2014	2015	2014
Net income attributable to common shareholders	$60,593	$178,498	$249,315	$292,089
Plus: Interest	23,740	24,846	97,312	94,906
Plus: Depreciation and amortization	65,886	61,539	257,082	237,346
Plus: Income allocated to non-controlling interests from continuing operations	1,209	6,126	8,947	9,225
Plus: Income tax expense	538	675	1,872	1,903
Less: Gain on sale of operating properties, including land	(19,096)	(155,680)	(104,288)	(159,289)
Less: Impairment associated with land holdings	—	—	—	1,152
Less: Equity in income of joint ventures	(1,681)	(1,134)	(6,168)	(7,023)
EBITDA	$131,189	$114,870	$504,072	$470,309